_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
             |X| Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

----------------------------------------- --------------------------------------
            800 Nicollet Mall                         55402
         Minneapolis, Minnesota
----------------------------------------- --------------------------------------
(Address of principal executive offices)            (Zip Code)
----------------------------------------- --------------------------------------

                                VANETA I. BERNARD
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6413
            (Name, address and telephone number of agent for service)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                     (Issuer with respect to the Securities)
----------------------------------------- --------------------------------------

              DELAWARE                                33-0183252
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

----------------------------------------- --------------------------------------
383 Madison Avenue, New York, NY                     10179

----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
(Address of Principal Executive Offices)         (Zip Code)
----------------------------------------- --------------------------------------

      HOMEBANC MORTGAGE TRUST 2004-2, MORTGAGE-BACKED NOTES, SERIES 2004-2
                       (TITLE OF THE INDENTURE SECURITIES)


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                      _____________________________________

                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                       Comptroller of the Currency Washington, D.C.

             b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                       Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. None

ITEMS 3-15   ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
             TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
             INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

              1.   A copy of the Articles of Association of the Trustee.*


              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.   A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 20th of October, 2004.


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Vaneta I. Bernard
                                          -------------------------------
                                               Vaneta I. Bernard
                                               Vice President




By: /s/ David Duclos
   -------------------------------
    David Duclos
    Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  October 20, 2004


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Vaneta I. Bernard
                                          -------------------------------
                                               Vaneta I. Bernard
                                               Vice President




By: /s/ David Duclos
   -------------------------------
    David Duclos
    Vice President


                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2004
                                    ($000'S)
                                                                        3/31/2004
                                                                   ------------------
ASSETS
     Cash and Due From Depository Institutions                            $7,475,658
     Federal Reserve Stock                                                         0
     Securities                                                           39,934,622
     Federal Funds                                                         2,663,649
     Loans & Lease Financing Receivables                                119, 013,580
     Fixed Assets                                                          1,844,577
     Intangible Assets                                                    10,112,137
     Other Assets                                                          8,692,406
                                                                   ------------------
         TOTAL ASSETS                                                   $189,736,629

LIABILITIES
     Deposits                                                           $126,260,502
     Fed Funds                                                             7,577,969
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     123,543
     Other Borrowed Money                                                 24,852,349
     Acceptances                                                             169,141
     Subordinated Notes and Debentures                                     5,469,689
     Other Liabilities                                                     5,465,553
                                                                   ------------------
     TOTAL LIABILITIES                                                  $169,918,746

EQUITY
     Minority Interest in Subsidiaries                                    $1,009,877
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,792,288
     Undivided Profits                                                     6,997,518
                                                                   ------------------
         TOTAL EQUITY CAPITAL                                            $19,817,883

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $189,736,629

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Frank P. Leslie III
   --------------------------
         Frank P. Leslie III
         Vice President

Date:  October 20, 2004